                                                                   Exhibit 10.66
                                                                Loan No. 3212525


                                  ASSIGNMENT OF
                        AGREEMENTS, PERMITS AND CONTRACTS


         THIS ASSIGNMENT, given as of March 1st, 1999, by BIRCH POND REALTY CORPORATION (doing business in the State of New Hampshire as BPRC) ("BORROWER"), to JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation, having its principal place of business at John Hancock Place, T-53, 200 Clarendon Street, Boston, Massachusetts 02116 ("LENDER").

                              W I T N E S S E T H :

         WHEREAS, Borrower is the owner of the fee estate in the premises described in EXHIBIT A attached hereto (hereinafter referred to as the "PREMISES");

         WHEREAS, the Lender has made a loan in the principal sum of $12,000,000.00 to Borrower (the "LOAN");

         WHEREAS the Loan is evidenced by a certain note in the principal sum of $12,000,000.00 given by Borrower to lender (the "NOTE") and is secured by that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated of even date herewith, in the principal sum of $12,000,000.00, covering the Premises (the "MORTGAGE") (said Note and Mortgage together with all other documents evidencing or securing the Loan being hereinafter collectively referred to as the "LOAN DOCUMENTS");

         WHEREAS, the Lender was unwilling to make the Loan to the Borrower unless the Borrower in the manner hereinafter set forth assigned to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan Documents on the part of the Borrower to be observed and performed, all of the Borrower's right, title and interest in and to all permits, license agreements, operating contracts, licenses (including liquor licenses, to the extent assignable by Borrower), franchise agreements and all management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by the Borrower with respect to the operation of the Premises, including without limitations those documents and agreements described in EXHIBIT B attached hereto and made a part hereof (collectively, the "AGREEMENTS");

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby assigns to Lender as additional security for the payment of the Loan and the observance and performance by the Borrower of the terms, covenants and conditions of the Loan Documents on the part of the Borrower to be observed or performed, all of the Borrower's right, title and interest in and to the Agreements.

         The Borrower covenants and agrees that the Borrower will (a) fulfill and perform each and every term, covenant and provision of the Agreements to be fulfilled or performed by the Borrower thereunder, if any, (b) give prompt notice to the Lender of any notice received by the Borrower under any of the Agreements, together with a complete copy of any such notice, (c) enforce, short of termination thereof,

                                                               Loan No. 3212525


the performance and observance of each and every term, covenant and provision of the Agreements to be performed or observed, if any and (d) not terminate any of the Agreements without the prior written consent of the Lender.


         The Borrower hereby represents and warrants that as of the date hereof, there are no operating agreements, service agreements or other agreements to which Borrower is a party, and that there are no permits, licenses, or certificates required for the operation of the Mortgaged Property (as defined in the Mortgage), other than as set forth on EXHIBIT B attached hereto and all such agreements are in full force and effect with no defaults thereunder and all such agreements have been assigned to or are in the name of the Borrower. Borrower hereby agrees that it shall constitute an Event of Default under the Mortgage if the representation or warranty set forth in the preceding sentence is false or inaccurate.

         This Assignment is given as collateral security for the obligations of the Borrower to the Lender pursuant to the Loan Documents.




    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE(S) FOLLOW(S)]

         IN WITNESS WHEREOF, the Borrower has duly executed this instrument as of the day and year first above written.


                                         BIRCH POND REALTY CORPORATION
Witnessed By:                            (doing business in the State of New
                                         Hampshire as BPRC)



                                         By: /s/ Olga L. Conley
/s/ Katherine Culkin                         -----------------------------------
-------------------------------------
Name:                                    Name: Olga L. Conley
                                         Its: TREASURER


-------------------------------------
Name:







COMMONWEALTH OF MASSACHUSETTS     )
                                  )
COUNTY OF SUFFOLK                 )

         The foregoing instrument was acknowledged before me this 1st day of March, 1999, by Olga L. Conley, Treasurer of Birch Pond Realty Corporation, a Delaware corporation (doing business in the State of New Hampshire as BPRC), on behalf of said corporation.


                                               Katherine Culkin
                                               ---------------------------------
                                               Notary Public Katherine Culkin
                                               My Commission Expires: 5-27-05

                                               [SEAL]

                                        EXHIBIT A

     That certain lot or tract of land, with the buildings and improvements thereon, located in Tilton, Belknap County, New Hampshire, and being bounded and described as follows:

     Beginning at the northeast corner of the described premises at land now or formerly of the State of New Hampshire and at a re-bar on the westerly sideline of Route 132, Sanborn Road:

     1. S 19 DEG. 20'44" E 45.87' by said Route 132 to a point; then

     2. By a curve to the right having a Delta of 17 DEG. 00'15", a radius of
        930.00 feet, an arc distance of 276.00 feet, and a chord bearing of S 10 DEG. 50'37" E and a chord distance of 274.99 feet by said Route to a re-bar; then

     3. S 02 DEG. 20'29" E 155.23' by said Route to a re-bar; then

     4. S 03 DEG. 47'32" W 86.83' by said Route to a rebar; then

     5. S 03 DEG. 05'40" W 523.55' by said Route to a rebar; then

     6. By a curve to the left having a Delta of 01 DEG. 40'53" and a radius of 11,489.16 feet, an arc distance of 337.18 feet, and a chord bearing of S 02 DEG. 15'13" W and a chord distance of 337.17 feet by said Route to a re-bar; then

     7. By a curve to the left having a Delta of 02 DEG. 59'59" and a radius of 11,492.87 feet, an arc distance of 601.71 feet, and a chord bearing of S 01 DEG. 03'20" W and a chord distance of 601.64 feet by said Route to a re-bar; then

     8. By a curve to the left having a Delta of 01 DEG. 52'45" and a radius of 11,501.15 feet, an arc distance of 377.22 feet, and a chord bearing of S 02 DEG. 31'31" W and a chord distance of 377.20 feet by said Route to a re-bar; then

     9. S 03 DEG. 27'54" E 248.12' by said Route to a point at now or formerly of Oliver; then

     10. S 89 DEG. 39'25" W 287.08' by said land of Oliver to a rebar; then

     11. S 08 DEG. 48'25" W 225.00' by said land of Oliver to a rebar; then

     12. S 08 DEG. 48'25" W, a distance of 20.00' to a point at land now or formerly of the State of New Hampshire; then

13.  N70 DEG. 50'37"W 54.78' by land of the State; then

14.  N 81 DEG. 42'19"W 58.01' by land of the State; then

15.  S 82 DEG. 53'59"W142.27' by land of the State; then

16.  S76 DEG. 57'22"W 157.00' by land of the State; then

17.  S 89 DEG. 46'48"W 67.18' by land of the State; then

18.  N65 DEG. 59'17"W 79.43' by land of the State; then

19.  N47 DEG. 43'27"W 87.84' by land of the State; then

20.  N27 DEG.29'46"W 83.28' by land of the State; then

21.  S73 DEG. 59'49"W 53.30' by land of the State; then

22.  N45 DEG. 19'18"W 43.24' by land of the State; then

23.  N26 DEG. 13'08" W16.85' by land of the State; then

24.  S83 DEG. 49'28"W 29.65' by land of the State; then

25.  N60 DEG. 40'11"W 56.97' by land of the State; then

26.  N38 DEG. 05'58"W 37.81' by land of the State; then

27.  N60 DEG. 17'32"W 38.15' by land of the State; then

28.  N31 DEG. 50'23"W 27.09' by land of the State; then

29.  N74 DEG. 42'14"W 22.80' by land of the State; then

30.  S74 DEG. 47'09" W 91.21' by land of the State; then

31.  N87 DEG. 39'11"W 149.12' by land of the State; then

32.  S72 DEG. 41'13"W 67.05' by land of the State; then

33.  N72 DEG. 57'33" W 454.56' by land of the State; then

34.  N29 DEG. 36'39"W 498.10' by land of the State: then

     35.  N29 DEG. 36'39"W 56.30' by land of the State; then

     36.  N16 DEG. 46'49"W 348.61' by land of the State to a concrete bound;
          then

     37.  N14 DEG. 31'44"E 885.88' by land of the State to a concrete bound;
          then

     38.  N58 DEG. 29'32"E 430.73' by land of the State to a re-bar; then

     39.  N05 DEG. 11'37"W 335.93' by land of the State to a re-bar; then

     40.  S76 DEG. 46'28"W 55.90' by land of the State to a concrete bound;
          then

     41. N85 DEG. 46'21"W 3.96' by land of the State to a point at land now or formerly of DM Management Company ("DM"); then

     42.  N66 DEG. 32'51"E 1044.50 feet by land of said DM, then

     43.  N85 DEG. 07'38"E 305.57' by land of said DM to a stone wall; then

     44. S25 DEG. 23'01"E 51.24' by land now or formerly of Miller and said wall to a re-bar at land of the State; then

     45. S66 DEG. 06'34"W 50.17' by land of the State and a stone wall to a drill hole in the wall; then

     46.  S21 DEG. 06'31"E 95.43' by land of the State; then

     47.  S18 DEG. 16'00"E 175.19' by land of the State to a re-bar; then

     48. N69 DEG. 11'55"E 499.88' by land of the State to the point of beginning.

     Meaning and intending to describe the land shown on a Plan entitled, "ALTA/ACSM LAND TITLE SURVEY, Plan of Land Prepared for DM Management Company, Route 132 (Sanborn Road), Tilton, NH," dated November 19, 1998, by Yerkes Surveying Consultants and recorded in the Belknap County Registry of Deeds on February 16, 1999, in Drawer L-31 #'s 61 and 62.

                                    EXHIBIT B

            DESCRIPTION OF CERTAIN AGREEMENTS, PERMITS AND CONTRACTS

         1. Contract for Snow Removal and Related Services with Outside Unlimited Landscape Contractors dated September 12, 1998.

         2. Elevator Inspection Certificate expiring 12/1999.











                                   Exhibit B-1